UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09479

Name of Fund: S&P 500 Protected Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, S&P 500 Protected Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders

                                The S&P 500(R)
                                Protected Equity
                                Fund, Inc.

Annual Report
September 30, 2005

The S&P 500(R) Protected Equity Fund, Inc.

Portfolio Information as of September 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ..........................................                2.8%
General Electric Co. .......................................                2.5
Microsoft Corp. ............................................                1.7
Citigroup, Inc. ............................................                1.7
Johnson & Johnson ..........................................                1.3
Pfizer, Inc. ...............................................                1.3
Bank of America Corp. ......................................                1.2
American International Group, Inc. .........................                1.2
Altria Group, Inc. .........................................                1.1
Intel Corp. ................................................                1.1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ................................                6.7%
Pharmaceuticals ............................................                5.2
Commercial Banks ...........................................                4.3
Insurance ..................................................                3.6
Industrial Conglomerates ...................................                3.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Sector Weightings                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................               14.9%
Information Technology .....................................               11.2
Health Care ................................................                9.8
Industrials ................................................                8.2
Consumer Discretionary .....................................                7.9
Energy .....................................................                7.5
Consumer Staples ...........................................                7.1
Utilities ..................................................                2.7
Telecommunication Services .................................                2.3
Materials ..................................................                2.1
Other* .....................................................               26.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options and short-term investments.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 is a registered trademark of the McGraw-Hill Companies.


2      THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                              6-month      12-month
=========================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                    +5.02%       +12.25%
-----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                         +9.21%       +17.95%
-----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)      +9.26%       +25.79%
-----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  +2.31%       + 2.80%
-----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       +2.80%       + 4.05%
-----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)       +2.82%       + 6.31%
-----------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005      3

A Discussion With Your Fund's Portfolio Managers

      In the context of a changeable market, the Fund was effectively able to preserve invested principal for the annual period.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2005, the Common Stock of The S&P 500(R) Protected Equity Fund, Inc. had a total investment return of +.17%, based on a change in per share net asset value from $9.81 to $9.75, and assuming reinvestment of all distributions. The benchmark Standard & Poor's 500 (S&P 500) Index returned +12.25% for the same period. The disparity in returns is attributed to the fact that the protective put options in which the Fund invests decrease in value as the S&P 500 Index increases. However, the protective puts also increase in value as the Index declines, thereby offering the Fund downside protection not possible by investing in the Index alone.

For the six-month period ended September 30, 2005, the total investment return on the Fund's Common Stock was +1.50%, based on a change in per share net asset value from $9.63 to $9.75, and assuming reinvestment of all distributions. The S&P 500 Index provided a total return of +5.02% for the same period. From its inception on November 3, 1999 through September 30, 2005, the Fund had a total net return of -1.40% while the S&P 500 Index posted a total return of -.59%.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the NASDAQ), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the annual period.

Overall, the past 12 months were a positive period for U.S. equities, with the S&P 500 Index posting a gain of +12.25%. For the fourth quarter of 2004, the S&P 500 Index returned +9.23%, supported by lower oil prices, unwinding of the U.S. presidential election uncertainty, reasonably good economic and corporate earnings news, reactions to the $32 billion Microsoft dividend, and the beginning of the seasonally strong year-end period. Much of the post-election market bounce was attributed to the pro-business, pro-market legislative agenda, as well as an approximately 23% decrease in the price of oil from its October high of $55.67 per barrel.

The strong returns from the end of 2004 did not continue into the early months of 2005, with the S&P 500 Index returning -2.15% for the first quarter. The market environment at this time was largely influenced by mixed market data, increasing interest rates, disappointing earnings reports and climbing oil prices. Oil prices exceeded $50 per barrel for the first time in several months, reaching as high as $56 per barrel, and earnings revisions activity continued to be more negative than positive.

The second quarter of 2005 brought a slight rebound, with the S&P 500 Index returning +1.37%. Despite slowing profit growth, continually higher oil prices, and inflation concerns, first quarter corporate earnings came in strong and the market rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

U.S. equity markets regained momentum in the third quarter of 2005, even amid terrorism overseas, two devastating hurricanes in the Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. For the quarter ended September 30, 2005, the S&P 500 Index returned +3.60%. Year-to-date through September 30, 2005, stocks remained in one of the narrowest trading ranges in history. The London terrorist attack in early July did


4      THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005
little to shake investors, as the S&P 500 Index recovered its immediate 4% loss only one day later. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in the final month of the period.

How did you manage the portfolio during the period?

The Fund holds "in the money" S&P 500 European put options, which means these options have an above-the-market exercise price. In this case, the put options expire in October 2007 and have a strike of 1,639.47 index points. The S&P 500 Price Index closed at 1,228.81 index points on September 30, 2005. The value of these options at the Fund's maturity is intended to help offset any losses suffered by the Fund's equity portfolio in the event that, in October 2007, the S&P 500 Index settles below the value recorded at the Fund's inception.

The portion of the Fund's assets not used to purchase put options is benchmarked to the S&P 500 Index with the goal of replicating the risks and returns of the Index. Over the period, changes in this portion of the portfolio were made in response to changes in the composition of the benchmark. At September 30, 2005, 20% of the Fund's net assets was invested in put options and 80% in equities, compared to 26% in put options and 74% in equities at March 31, 2005. Exchange-traded S&P 500 Index futures contracts were used as an anticipatory hedge to provide equity exposure on the portfolio's cash position and thereby achieve the portfolio's target of maintaining 100% equity exposure.

During the period, the Fund commenced a tender offer for up to 100% of its outstanding shares. The tender offer purchase price was the Fund's net asset value (NAV) per share calculated at the end of the tender offer period. The purpose of the tender offer was to provide shareholders with the opportunity to liquidate their investment in the Fund at the NAV per share prior to the Fund's scheduled maturity date. At completion on September 29, 2005, the Fund purchased 76.49% of the shares outstanding at $9.76 per share.

How would you characterize the portfolio's position at the close of the period?

The Fund is positioned to provide downside protection not possible by investing in the Index alone. The S&P 500 Index provides diversified exposure to the securities of the largest U.S. publicly-traded companies.

Jonathan Clark
Vice President and Co-Portfolio Manager

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

October 14, 2005

--------------------------------------------------------------------------------
We are pleased to announce that Jonathan Clark has been named Vice President and Co-Portfolio Manager of The S&P 500(R) Protected Equity Fund and, as such, is responsible for the day-to-day co-management of the portfolio. Mr. Clark has been a Vice President with Merrill Lynch Investment Managers since 1999.
--------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005      5

Summary Schedule of Investments

This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                  Shares                                                        Percent of
Industry                            Held    Common Stocks                           Value       Net Assets
==========================================================================================================
Aerospace & Defense                4,202    Boeing Co.                           $   285,526       0.4%
                                   5,198    United Technologies Corp.                269,464       0.4
                                            Other Securities                         685,170       0.9
                                                                                 -------------------------
                                                                                   1,240,160       1.7
----------------------------------------------------------------------------------------------------------
Air Freight & Logistics            5,800    United Parcel Service, Inc. Class B      400,954       0.5
                                            Other Securities                         133,640       0.2
                                                                                 -------------------------
                                                                                     534,594       0.7
----------------------------------------------------------------------------------------------------------
Airlines                                    Other Securities                          58,672       0.1
----------------------------------------------------------------------------------------------------------
Auto Components                             Other Securities                         107,398       0.1
----------------------------------------------------------------------------------------------------------
Automobiles                                 Other Securities                         242,339       0.3
----------------------------------------------------------------------------------------------------------
Beverages                         10,548    The Coca-Cola Co.                        455,568       0.6
                                   8,603    PepsiCo, Inc.                            487,876       0.7
                                            Other Securities                         303,617       0.4
                                                                                 -------------------------
                                                                                   1,247,061       1.7
----------------------------------------------------------------------------------------------------------
Biotechnology                      6,355    Amgen, Inc. (a)                          506,303       0.7
                                            Other Securities                         347,521       0.5
                                                                                 -------------------------
                                                                                     853,824       1.2
----------------------------------------------------------------------------------------------------------
Building Products                           Other Securities                         125,512       0.2
----------------------------------------------------------------------------------------------------------
Capital Markets                    2,400    Goldman Sachs Group, Inc.                291,792       0.4
                                   4,700    Merrill Lynch & Co., Inc. (c)            288,345       0.4
                                   5,537    Morgan Stanley                           298,666       0.4
                                            Other Securities                         775,085       1.1
                                                                                 -------------------------
                                                                                   1,653,888       2.3
----------------------------------------------------------------------------------------------------------
Chemicals                                   Other Securities                         836,917       1.1
----------------------------------------------------------------------------------------------------------
Commercial Banks                  20,704    Bank of America Corp.                    871,638       1.2
                                   8,238    Wachovia Corp.                           392,046       0.5
                                   8,566    Wells Fargo & Co.                        501,711       0.7
                                            Other Securities                       1,349,257       1.9
                                                                                 -------------------------
                                                                                   3,114,652       4.3
----------------------------------------------------------------------------------------------------------
Commercial Services & Supplies              Other Securities                         457,354       0.6
----------------------------------------------------------------------------------------------------------
Communications Equipment          32,894    Cisco Systems, Inc. (a)(b)               589,789       0.8
                                  12,565    Motorola, Inc.                           277,561       0.4
                                   8,304    QUALCOMM, Inc.                           371,604       0.5
                                            Other Securities                         357,780       0.5
                                                                                 -------------------------
                                                                                   1,596,734       2.2
----------------------------------------------------------------------------------------------------------
Computers & Peripherals           12,249    Dell, Inc. (a)                           418,916       0.6
                                  14,725    Hewlett-Packard Co.                      429,970       0.6
                                   8,241    International Business Machines Corp.    661,093       0.9
                                            Other Securities                         565,341       0.8
                                                                                 -------------------------
                                                                                   2,075,320       2.9
----------------------------------------------------------------------------------------------------------


6      THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

                                  Shares                                                        Percent of
Industry                            Held    Common Stocks                           Value       Net Assets
==========================================================================================================
Construction & Engineering                  Other Securities                     $    22,211       0.0%
----------------------------------------------------------------------------------------------------------
Construction Materials                      Other Securities                          44,749       0.1
----------------------------------------------------------------------------------------------------------
Consumer Finance                   6,322    American Express Co.                     363,136       0.5
                                            Other Securities                         426,042       0.6
                                                                                 -------------------------
                                                                                     789,178       1.1
----------------------------------------------------------------------------------------------------------
Containers & Packaging                      Other Securities                         106,727       0.1
----------------------------------------------------------------------------------------------------------
Distributors                                Other Securities                          47,490       0.1
----------------------------------------------------------------------------------------------------------
Diversified Consumer Services               Other Securities                          79,853       0.1
----------------------------------------------------------------------------------------------------------
Diversified Financial Services    26,481    Citigroup, Inc.                        1,205,415       1.7
                                  17,917    JPMorgan Chase & Co.                     607,924       0.8
                                            Other Securities                         194,221       0.3
                                                                                 -------------------------
                                                                                   2,007,560       2.8
----------------------------------------------------------------------------------------------------------
Diversified Telecommunication     17,131    SBC Communications, Inc.                 410,630       0.6
Services                          14,131    Verizon Communications, Inc.             461,942       0.6
                                            Other Securities                         403,913       0.6
                                                                                 -------------------------
                                                                                   1,276,485       1.8
----------------------------------------------------------------------------------------------------------
Electric Utilities                          Other Securities                         946,396       1.3
----------------------------------------------------------------------------------------------------------
Electrical Equipment                        Other Securities                         259,716       0.4
----------------------------------------------------------------------------------------------------------
Electronic Equipment &
Instruments                                 Other Securities                         193,383       0.3
----------------------------------------------------------------------------------------------------------
Energy Equipment & Services                 Other Securities                         913,928       1.3
----------------------------------------------------------------------------------------------------------
Food & Staples Retailing          12,908    Wal-Mart Stores, Inc.                    565,628       0.8
                                            Other Securities                         737,536       1.0
                                                                                 -------------------------
                                                                                   1,303,164       1.8
----------------------------------------------------------------------------------------------------------
Food Products                               Other Securities                         599,780       0.8
----------------------------------------------------------------------------------------------------------
Gas Utilities                               Other Securities                           4,283       0.0
----------------------------------------------------------------------------------------------------------
Health Care Equipment &            6,148    Medtronic, Inc.                          329,656       0.5
Supplies                                    Other Securities                         890,132       1.2
                                                                                 -------------------------
                                                                                   1,219,788       1.7
----------------------------------------------------------------------------------------------------------
Health Care Providers &            6,580    UnitedHealth Group, Inc.                 369,796       0.5
Services                                    Other Securities                       1,317,790       1.8
                                                                                 -------------------------
                                                                                   1,687,586       2.3
----------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure               Other Securities                         773,473       1.1
----------------------------------------------------------------------------------------------------------
Household Durables                          Other Securities                         393,793       0.5
----------------------------------------------------------------------------------------------------------
Household Products                12,714    Procter & Gamble Co.                     755,974       1.1
                                            Other Securities                         305,971       0.4
                                                                                 -------------------------
                                                                                   1,061,945       1.5
----------------------------------------------------------------------------------------------------------
IT Services                                 Other Securities                         555,403       0.8
----------------------------------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders                              Other Securities                         413,831       0.6
----------------------------------------------------------------------------------------------------------
Industrial Conglomerates           3,930    3M Co.                                   288,305       0.4
                                  54,232    General Electric Co.                   1,825,991       2.5
                                  10,326    Tyco International Ltd.                  287,579       0.4
                                            Other Securities                          38,944       0.1
                                                                                 -------------------------
                                                                                   2,440,819       3.4
----------------------------------------------------------------------------------------------------------
Insurance                         13,367    American International Group, Inc.       828,219       1.2
                                            Other Securities                       1,757,072       2.4
                                                                                 -------------------------
                                                                                   2,585,291       3.6
----------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                   Other Securities                         238,960       0.3
----------------------------------------------------------------------------------------------------------
Internet Software & Services                Other Securities                         211,703       0.3
----------------------------------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005      7

                                 Shares                                                         Percent of
Industry                            Held    Common Stocks                           Value       Net Assets
==========================================================================================================
Leisure Equipment & Products                Other Securities                     $   106,992       0.1%
----------------------------------------------------------------------------------------------------------
Machinery                                   Other Securities                         793,628       1.1
----------------------------------------------------------------------------------------------------------
Media                             11,227    Comcast Corp. Class A (a)                329,849       0.4
                                  23,920    Time Warner, Inc.                        433,191       0.6
                                   8,083    Viacom, Inc. Class B                     266,820       0.4
                                            Other Securities                         947,604       1.3
                                                                                 -------------------------
                                                                                   1,977,464       2.7
----------------------------------------------------------------------------------------------------------
Metals & Mining                             Other Securities                         390,926       0.5
----------------------------------------------------------------------------------------------------------
Multi-Utilities                             Other Securities                         724,793       1.0
----------------------------------------------------------------------------------------------------------
Multiline Retail                            Other Securities                         626,540       0.9
----------------------------------------------------------------------------------------------------------
Office Electronics                          Other Securities                          70,721       0.1
----------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels       11,626    Chevron Corp.                            752,551       1.1
                                   7,176    ConocoPhillips                           501,674       0.7
                                  32,268    Exxon Mobil Corp.                      2,050,309       2.8
                                            Other Securities                       1,525,634       2.1
                                                                                 -------------------------
                                                                                   4,830,168       6.7
----------------------------------------------------------------------------------------------------------
Paper & Forest Products                     Other Securities                         236,911       0.3
----------------------------------------------------------------------------------------------------------
Personal Products                  4,673    The Gillette Co.                         271,969       0.4
                                            Other Securities                          82,389       0.1
                                                                                 -------------------------
                                                                                     354,358       0.5
----------------------------------------------------------------------------------------------------------
Pharmaceuticals                    7,891    Abbott Laboratories                      334,578       0.5
                                   5,737    Eli Lilly & Co.                          307,044       0.4
                                  15,284    Johnson & Johnson                        967,172       1.3
                                  11,170    Merck & Co., Inc.                        303,936       0.4
                                  37,838    Pfizer, Inc.                             944,815       1.3
                                   6,857    Wyeth                                    317,273       0.5
                                            Other Securities                         572,404       0.8
                                                                                 -------------------------
                                                                                   3,747,222       5.2
----------------------------------------------------------------------------------------------------------
Real Estate                                 Other Securities                         411,073       0.6
----------------------------------------------------------------------------------------------------------
Road & Rail                                 Other Securities                         338,196       0.5
----------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor    31,321    Intel Corp.                              772,063       1.1
Equipment                          8,510    Texas Instruments, Inc.                  288,489       0.4
                                            Other Securities                         803,405       1.1
                                                                                 -------------------------
                                                                                   1,863,957       2.6
----------------------------------------------------------------------------------------------------------
Software                          47,226    Microsoft Corp. (b)                    1,215,125       1.7
                                            Other Securities                         829,978       1.1
                                                                                 -------------------------
                                                                                   2,045,103       2.8
----------------------------------------------------------------------------------------------------------
Specialty Retail                  11,065    Home Depot, Inc.                         422,019       0.6
                                            Other Securities                         807,471       1.1
                                                                                 -------------------------
                                                                                   1,229,490       1.7
----------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury
Goods                                       Other Securities                         240,373       0.3
----------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                  Other Securities                         846,554       1.2
----------------------------------------------------------------------------------------------------------
Tobacco                           10,616    Altria Group, Inc.                       782,505       1.1
                                            Other Securities                          54,417       0.1
                                                                                 -------------------------
                                                                                     836,922       1.2
----------------------------------------------------------------------------------------------------------
Trading Companies &
Distributors                                Other Securities                          21,959       0.0
----------------------------------------------------------------------------------------------------------
Wireless Telecommunication        15,174    Sprint Nextel Corp.                      360,838       0.5
Services                                    Other Securities                         117,719       0.2
                                                                                 -------------------------
                                                                                     478,557       0.7
----------------------------------------------------------------------------------------------------------
                                            Total Common Stocks
                                            (Cost--$53,555,057)                   56,493,827      78.2
==========================================================================================================


8      THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Summary Schedule of Investments (concluded)

                                                                                                Percent of
                     Beneficial Interest    Short-Term Securities                   Value       Net Assets
==========================================================================================================
                              $5,350,677    Merrill Lynch Liquidity Series,
                                            LLC Cash Sweep Series I (c)          $ 5,350,677       7.4%
                                  30,000    Merrill Lynch Liquidity Series,
                                            LLC Money Market Series (c)(d)            30,000       0.1
----------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities
                                            (Cost--$5,380,677)                     5,380,677       7.5
==========================================================================================================

                     Number of Contracts    Put Options Purchased
==========================================================================================================
                                  54,651    S&P European, expiring October
                                            2007 at US$1,639                      14,759,420      20.4
----------------------------------------------------------------------------------------------------------
                                            Total Put Options Purchased
                                            (Premiums Paid--$10,465,188)          14,759,420      20.4
==========================================================================================================
Total Investments (Cost--$69,400,922*)                                            76,633,924     106.1

Liabilities in Excess of Other Assets                                             (4,419,525)     (6.1)
                                                                                 -------------------------
Net Assets                                                                       $72,214,399     100.0%
                                                                                 =========================

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

      Financial futures contracts purchased as of September 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration         Face        Unrealized
      Contracts         Issue            Date           Value       Appreciation
      --------------------------------------------------------------------------
          3        S&P 500 Index     December 2005     $920,639        $5,086
      --------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $ 70,472,023
                                                                   ============
      Gross unrealized appreciation .............................  $ 17,409,926
      Gross unrealized depreciation .............................   (11,248,025)
                                                                   ------------
      Net unrealized appreciation ...............................  $  6,161,901
                                                                   ============

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                        Net            Dividend
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                        (14,600)        $  14,096
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                         $  (596,421)        $ 173,093
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                         $(1,584,150)        $   4,680
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005      9

Statement of Assets, Liabilities and Capital

As of September 30, 2005
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value
                    (including securities loaned of $25,900)
                    (identified cost--$53,258,718) ...................................                      $  56,205,482
                   Investments in affiliated securities, at value
                    (identified cost--$5,677,016) ....................................                          5,669,022
                   Options purchased, at value (premiums paid--$10,465,188) ..........                         14,759,420
                   Receivables:
                      Securities sold ................................................    $ 182,782,396
                      Options ........................................................       48,532,751
                      Dividends ......................................................          268,185
                      Interest from affiliates .......................................           17,994
                      Variation margin ...............................................            1,875
                      Securities lending .............................................            1,272       231,604,473
                                                                                          -------------
                   Prepaid expenses ..................................................                             18,500
                                                                                                            -------------
                   Total assets ......................................................                        308,256,897
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value .........................                             30,000
                   Payables:
                      Common Stock shares tendered ...................................      235,243,064
                      Investment adviser .............................................          769,234       236,012,298
                                                                                          -------------
                   Accrued expenses ..................................................                                200
                                                                                                            -------------
                   Total liabilities .................................................                        236,042,498
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                      $  72,214,399
                                                                                                            =============
=========================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share, 200,000,000 shares
                    authorized .......................................................                      $     740,723
                   Paid-in capital in excess of par ..................................                         79,116,209
                   Undistributed investment income--net ..............................    $     143,824
                   Accumulated realized capital losses--net ..........................      (15,024,445)
                   Unrealized appreciation--net ......................................        7,238,088
                                                                                          -------------
                   Total accumulated losses--net .....................................                         (7,642,533)
                                                                                                            -------------
                   Total Capital--Equivalent to $9.75 per share based on 7,407,227
                    shares of Common Stock outstanding (market price--$9.47) .........                      $  72,214,399
                                                                                                            =============

      See Notes to Financial Statements.


10     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Statement of Operations

For the Year Ended September 30, 2005
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                   Dividends (including $14,096 from affiliates) .....................                      $   4,858,830
                   Interest from affiliates ..........................................                            173,093
                   Securities lending--net ...........................................                              4,680
                                                                                                            -------------
                   Total income ......................................................                          5,036,603
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $   3,080,442
                   Directors' fees and expenses ......................................           39,970
                                                                                          -------------
                   Total expenses ....................................................                          3,120,412
                                                                                                            -------------
                   Investment income--net ............................................                          1,916,191
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments (including $(35,382) from affiliates)--net .........       (4,189,605)
                      Financial futures contracts--net ...............................          632,647        (3,556,958)
                                                                                          -------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net ...............................................        2,186,548
                      Financial futures contracts--net ...............................           46,572         2,233,120
                                                                                          -------------------------------
                   Total realized and unrealized loss--net ...........................                         (1,323,838)
                                                                                                            -------------
                   Net Increase in Net Assets Resulting from Operations ..............                      $     592,353
                                                                                                            =============

      See Notes to Financial Statements.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     11

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                    September 30,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2005              2004
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $   1,916,191     $     715,667
                   Realized loss--net ................................................       (3,556,958)          (85,276)
                   Change in unrealized appreciation/depreciation--net ...............        2,233,120         2,853,621
                                                                                          -------------------------------
                   Net increase in net assets resulting from operations ..............          592,353         3,484,012
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................       (2,250,035)         (410,008)
                                                                                          -------------------------------
                   Net decrease in net assets resulting from dividends to shareholders       (2,250,035)         (410,008)
                                                                                          -------------------------------
=========================================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------------------------
                   Shares redeemed in tender offer ...................................     (235,243,064)               --
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................     (236,900,746)        3,074,004
                   Beginning of year .................................................      309,115,145       306,041,141
                                                                                          -------------------------------
                   End of year* ......................................................    $  72,214,399     $ 309,115,145
                                                                                          ===============================
                      * Undistributed investment income--net .........................    $     143,824     $     477,668
                                                                                          ===============================

      See Notes to Financial Statements.


12     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Financial Highlights

                                                                            For the Year Ended September 30,
The following per share data and ratios have been derived    ---------------------------------------------------------------
from information provided in the financial statements.         2005         2004          2003          2002          2001
============================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......    $   9.81     $   9.71      $   9.31      $   8.87      $  10.16
                                                             ---------------------------------------------------------------
               Investment income--net ...................         .06+         .02+          .01+          .02            --@
               Realized and unrealized gain (loss)--net .        (.05)         .09           .40           .43         (1.28)
                                                             ---------------------------------------------------------------
               Total from investment operations .........         .01          .11           .41           .45         (1.28)
                                                             ---------------------------------------------------------------
               Less dividends from investment income--net        (.07)        (.01)         (.01)         (.01)         (.01)
                                                             ---------------------------------------------------------------
               Net asset value, end of year .............    $   9.75     $   9.81      $   9.71      $   9.31      $   8.87
                                                             ---------------------------------------------------------------
               Market price per share, end of year ......    $   9.47     $   9.13      $   8.89      $   8.35      $   8.45
                                                             ===============================================================
============================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......         .17%        1.16%         4.30%         4.96%       (12.70%)
                                                             ===============================================================
               Based on market price per share ..........        4.54%        2.84%         6.47%        (1.18%)       (8.65%)
                                                             ===============================================================
============================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------
               Expenses .................................        1.01%        1.01%         1.01%         1.02%         1.01%
                                                             ===============================================================
               Investment income--net ...................         .62%         .23%          .09%          .09%          .06%
                                                             ===============================================================
============================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...    $ 72,214     $309,115      $306,041      $293,414      $279,566
                                                             ===============================================================
               Portfolio turnover .......................        5.59%        5.73%          .15%          .71%         3.59%
                                                             ===============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Amount is less than $.01 per share.

      See Notes to Financial Statements.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     13

Notes to Financial Statements

1. Significant Accounting Policies:

The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, fixed-term, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund is anticipated to terminate on or about November 30, 2007. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the Nasdaq under the symbol PEFX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of


14     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005
      the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase privately negotiated put option contracts intended to protect the Fund's initial net asset value. In addition to the put option contracts, the Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a fee on a quarterly basis in arrears at an annual rate equal to 1.0% of the average daily value of the Fund's net assets. To the extent that cash or cash equivalents are not sufficient to pay all of the investment advisory fee at the conclusion of a quarterly period, MLIM will defer collecting the portion of the investment advisory fee not covered by such available cash or cash


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     15

Notes to Financial Statements (concluded)

equivalents. The Fund will not pay MLIM any interest on any deferred investment advisory fees.

MLIM will bear all of the Fund's ordinary operating expenses, including administration, custodial, transfer agency, legal, auditing and accounting fees.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended September 30, 2005, MLIM, LLC received $2,030 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., MLPF&S, ML & Co., and/or MLIM LLC.

3. Investments:

Purchases and sales of investments, including options sold and excluding short-term securities, for the year ended September 30, 2005 were $15,220,726 and $230,181,029, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share.

Shares issued and outstanding during the year ended September 30, 2005 decreased by 24,102,773 as a result of a tender offer that was completed on September 29, 2005 at a share price of $9.76. Shares issued and outstanding during the year ended September 30, 2004 remained constant.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    9/30/2005          9/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................         $2,250,035         $  410,008
                                                   -----------------------------
Total taxable distributions ..............         $2,250,035         $  410,008
                                                   =============================

As of September 30, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................         $   143,824
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................             143,824
Capital loss carryforward ...............................          (8,669,603)*
Unrealized gains--net ...................................             883,246**
                                                                  -----------
Total accumulated losses--net ...........................         $(7,642,533)
                                                                  ===========

* On September 30, 2005, the Fund had a net capital loss carryforward of $8,669,603, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.


16     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The S&P 500(R) Protected Equity Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the summary schedule of investments, of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The S&P 500(R) Protected Equity Fund, Inc. as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2005

Proxy Results

During the six-month period ended September 30, 2005, S&P 500(R) Protected Equity Fund, Inc.`s shareholders voted on the following proposal. At a shareholders' meeting on April 28, 2005, the meeting was adjourned until June 27, 2005, at which time the proposal passed. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                  Shares Voted    Shares Withheld
                                                                      For           From Voting
-------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.     20,717,810         181,210
                                           Donald W. Burton        20,713,340         185,680
                                           Laurie Simon Hodrick    20,711,884         187,136
                                           John Francis O'Brien    20,711,810         187,210
                                           David H. Walsh          20,712,334         186,686
                                           Fred G. Weiss           20,713,340         185,680
-------------------------------------------------------------------------------------------------


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     17

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the Nasdaq or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


18     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     19

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.

            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person" as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
               serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director     2002 to  General Partner of The Burton Partnership, Limited    23 Funds        Knology, Inc.
Burton      Princeton, NJ               present  Partnership (an investment partnership) since 1979;   42 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of the South Atlantic                        cations) and
            Age: 61                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (healthcare)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director     2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ               present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director     2005 to  President and Chief Executive Officer of Allmerica    23 Funds        ABIOMED
Francis     Princeton, NJ               present  Financial Corporation (financial services holding     42 Portfolios   (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                          device
            Age: 62                              1995 to 2003; President of Allmerica Investment                       manu-
                                                 Management Co., Inc. (investment adviser) from                        facturer),
                                                 1989 to 2002, Director from 1989 to 2002 and                          Cabot Corpor-
                                                 Chairman of the Board from 1989 to 1990; President,                   ation (chem-
                                                 Chief Executive Officer and Director of First                         icals), LKQ
                                                 Allmerica Financial Life Insurance Company from                       Corporation
                                                 1989 to 2002 and Director of various other                            (auto parts
                                                 Allmerica Financial companies until 2002; Director                    manu-
                                                 since 1989 and Member of the Governance Nominating                    facturing)
                                                 Committee since 2004; Member of the Compensation                      and TJX Com-
                                                 Committee of ABIOMED since 1989 and Member of the                     panies, Inc.
                                                 Audit Committee of ABIOMED from 1990 to 2004;                         (retailer)
                                                 Director and Member of the Governance and
                                                 Nomination Committee of Cabot Corporation and
                                                 Member of the Audit Committee since 1990; Director
                                                 and Member of the Audit Committee and Compensation
                                                 Committee of LKQ Corporation since 2003; Lead
                                                 Director of TJX Companies, Inc. since 1999; Trustee
                                                 of the Woods Hole Oceanographic Institute since
                                                 2003.
------------------------------------------------------------------------------------------------------------------------------------


20     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director     2003 to  Consultant with Putnam Investments from 1993          23 Funds        None
Walsh       Princeton, NJ               present  to 2003, and employed in various capacities therewith 42 Portfolios
            08543-9095                           from 1973 to 1992; Director, The National Audubon
            Age: 63                              Society since 1998; Director, The American Museum
                                                 of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director     2000 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss       Princeton, NJ               present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharmaceuti-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       cals, Inc.
            Age: 64                              Director of the Michael J. Fox Foundation for                         (pharma-
                                                 Parkinson's Research since 2000; Director of BTG                      ceutical
                                                 International PLC (a global technology commercial-                    company)
                                                 ization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan    P.O. Box 9011  Vice         2005 to  Vice President of MLIM since 1999.
A. Clark    Princeton, NJ  President    present
            08543-9011
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Vincent J.  P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2005; Director of MLIM from 1999 to 2005.
Costa       Princeton, NJ  President    present
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Debra L.    P.O. Box 9011  Vice         2005 to  Director of MLIM since 1999.
Jelilian    Princeton, NJ  President    present
            08543-9011
            Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Equiserve Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NASDAQ Symbol

PEFX


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22     THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to it shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       THE S&P 500(R) PROTECTED EQUITY FUND, INC.      SEPTEMBER 30, 2005     23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The S&P 500(R) Protected Equity Fund, Inc. invests in a portfolio primarily of the common stocks of substantially all of the companies represented in the S&P 500 and privately negotiated put options contracts intended to protect the Fund's initial net asset value at the maturity date by limiting the risk of loss caused by a decline in the market value of the Fund's common stock portfolio.

This report, including the financial information herein, is transmitted to shareholders of The S&P 500(R) Protected Equity Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The S&P 500(R) Protected Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #SPPEQ -- 9/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum (retired as of December 31, 2004), (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004),
         (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2005 - $26,500
                                 Fiscal Year Ending September 30, 2004 - $25,400

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2005 - $5,700
                                  Fiscal Year Ending September 30, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - Fiscal Year Ending September 30, 2005 - $0
                              Fiscal Year Ending September 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2005 - $6,827,388
             Fiscal Year Ending September 30, 2004 - $14,091,966

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Donald W. Burton
         M. Colyer Crum (retired as of December 31, 2004)
         Laurie Simon Hodrick
         John F. O'Brien (as of November 22, 2004)
         David H. Walsh
         Fred G. Weiss

Item 6 -   Schedule of Investments

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.7%                              4,202  Boeing Co.                                              $    285,526
                                                          985  General Dynamics Corp.                                       117,757
                                                          523  Goodrich Corp.                                                23,190
                                                        4,113  Honeywell International, Inc.                                154,238
                                                          687  L-3 Communications Holdings, Inc.                             54,321
                                                        1,689  Lockheed Martin Corp.                                        103,097
                                                        1,644  Northrop Grumman Corp.                                        89,351
                                                        2,454  Raytheon Co.                                                  93,301
                                                        1,033  Rockwell Collins, Inc.                                        49,915
                                                        5,198  United Technologies Corp.                                    269,464
                                                                                                                       ------------
                                                                                                                          1,240,160
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.7%                          1,458  FedEx Corp.                                                  127,036
                                                          193  Ryder System, Inc.                                             6,604
                                                        5,800  United Parcel Service, Inc. Class B                          400,954
                                                                                                                       ------------
                                                                                                                            534,594
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                         3,951  Southwest Airlines Co.                                        58,672
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.1%                                     93  Cooper Tire & Rubber Co.                                       1,420
                                                        1,125  Dana Corp.                                                    10,586
                                                        4,269  Delphi Corp.                                                  11,782
                                                        1,197  The Goodyear Tire & Rubber Co. (a)                            18,661
                                                        1,030  Johnson Controls, Inc.                                        63,912
                                                          106  Visteon Corp.                                                  1,037
                                                                                                                       ------------
                                                                                                                            107,398
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.3%                                      9,770  Ford Motor Co.                                                96,332
                                                        2,719  General Motors Corp.                                          83,229
                                                        1,296  Harley-Davidson, Inc.                                         62,778
                                                                                                                       ------------
                                                                                                                            242,339
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 1.7%                                        3,756  Anheuser-Busch Cos., Inc.                                    161,658
                                                          554  Brown-Forman Corp. Class B                                    32,985
                                                       10,548  The Coca-Cola Co.                                            455,568
                                                        1,382  Coca-Cola Enterprises, Inc.                                   26,949
                                                        1,200  Constellation Brands, Inc. Class A (a)                        31,200
                                                          348  Molson Coors Brewing Co. Class B                              22,275
                                                        1,000  Pepsi Bottling Group, Inc.                                    28,550
                                                        8,603  PepsiCo, Inc.                                                487,876
                                                                                                                       ------------
                                                                                                                          1,247,061
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.2%                                    6,355  Amgen, Inc. (a)                                              506,303
                                                        1,196  Applera Corp. - Applied Biosystems Group                      27,795
                                                        1,585  Biogen Idec, Inc. (a)                                         62,576
                                                          632  Chiron Corp. (a)                                              27,568
                                                        1,200  Genzyme Corp. (a)                                             85,968
                                                        2,200  Gilead Sciences, Inc. (a)                                    107,272
                                                        1,080  Medimmune, Inc. (a)                                           36,342
                                                                                                                       ------------
                                                                                                                            853,824
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.2%                                1,100  American Standard Cos., Inc.                                  51,205
                                                        2,422  Masco Corp.                                                   74,307
                                                                                                                       ------------
                                                                                                                            125,512
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.3%                                  3,690  The Bank of New York Co., Inc.                               108,523
                                                          510  The Bear Stearns Cos., Inc.                                   55,973
                                                        5,672  The Charles Schwab Corp.                                      81,847
                                                        2,100  E*Trade Financial Corp. (a)                                   36,960
                                                          700  Federated Investors, Inc. Class B                             23,261
                                                          709  Franklin Resources, Inc.                                      59,528
                                                        2,400  Goldman Sachs Group, Inc.                                    291,792

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1,488  Janus Capital Group, Inc.                               $     21,502
                                                        1,330  Lehman Brothers Holdings, Inc.                               154,918
                                                        1,904  Mellon Financial Corp.                                        60,871
                                                        4,700  Merrill Lynch & Co., Inc. (c)                                288,345
                                                        5,537  Morgan Stanley                                               298,666
                                                          800  Northern Trust Corp.                                          40,440
                                                        1,622  State Street Corp.                                            79,348
                                                          795  T. Rowe Price Group, Inc.                                     51,914
                                                                                                                       ------------
                                                                                                                          1,653,888
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.1%                                          967  Air Products & Chemicals, Inc.                                53,320
                                                          262  Ashland, Inc.                                                 14,473
                                                        4,767  The Dow Chemical Co.                                         198,641
                                                        4,853  E.I. du Pont de Nemours & Co.                                190,092
                                                          300  Eastman Chemical Co.                                          14,091
                                                        1,160  Ecolab, Inc.                                                  37,039
                                                          878  Engelhard Corp.                                               24,505
                                                          941  Hercules, Inc. (a)                                            11,499
                                                          631  International Flavors & Fragrances, Inc.                      22,489
                                                        1,284  Monsanto Co.                                                  80,571
                                                          829  PPG Industries, Inc.                                          49,068
                                                        1,836  Praxair, Inc.                                                 87,999
                                                          513  Rohm & Haas Co.                                               21,100
                                                          500  Sigma-Aldrich Corp.                                           32,030
                                                                                                                       ------------
                                                                                                                            836,917
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 4.3%                                 2,052  AmSouth Bancorp                                               51,834
                                                        2,944  BB&T Corp.                                                   114,963
                                                       20,704  Bank of America Corp.                                        871,638
                                                          741  Comerica, Inc.                                                43,645
                                                          767  Compass Bancshares, Inc.                                      35,152
                                                        2,590  Fifth Third Bancorp                                           95,131
                                                          400  First Horizon National Corp.                                  14,540
                                                        1,540  Huntington Bancshares, Inc.                                   34,604
                                                        2,209  Keycorp                                                       71,240
                                                          500  M&T Bank Corp.                                                52,855
                                                        1,200  Marshall & Ilsley Corp.                                       52,212
                                                        2,723  National City Corp.                                           91,057
                                                        2,200  North Fork Bancorporation, Inc.                               56,100
                                                        1,361  PNC Financial Services Group, Inc.                            78,965
                                                        2,608  Regions Financial Corp.                                       81,161
                                                        1,727  SunTrust Banks, Inc.                                         119,940
                                                        1,909  Synovus Financial Corp.                                       52,917
                                                        9,343  U.S. Bancorp                                                 262,351
                                                        8,238  Wachovia Corp.                                               392,046
                                                        8,566  Wells Fargo & Co.                                            501,711
                                                          570  Zions Bancorporation                                          40,590
                                                                                                                       ------------
                                                                                                                          3,114,652
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.6%                   1,494  Allied Waste Industries, Inc. (a)                             12,624
                                                          691  Avery Dennison Corp.                                          36,201
                                                        5,620  Cendant Corp.                                                115,997
                                                          660  Cintas Corp.                                                  27,093
                                                          840  Equifax, Inc.                                                 29,350
                                                          760  Monster Worldwide, Inc. (a)                                   23,340
                                                        1,332  Pitney Bowes, Inc.                                            55,598
                                                        1,284  RR Donnelley & Sons Co.                                       47,598

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                          960  Robert Half International, Inc.                         $     34,166
                                                        2,635  Waste Management, Inc.                                        75,387
                                                                                                                       ------------
                                                                                                                            457,354
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.2%                           454  ADC Telecommunications, Inc. (a)                              10,378
                                                        1,189  Andrew Corp. (a)                                              13,257
                                                        2,414  Avaya, Inc. (a)                                               24,864
                                                        1,415  Ciena Corp. (a)                                                3,736
                                                       32,894  Cisco Systems, Inc. (a)(b)                                   589,789
                                                          866  Comverse Technology, Inc. (a)                                 22,750
                                                        7,273  Corning, Inc. (a)                                            140,587
                                                            5  Enterasys Networks, Inc. (a)                                       7
                                                        6,471  JDS Uniphase Corp. (a)                                        14,366
                                                       23,764  Lucent Technologies, Inc. (a)                                 77,233
                                                       12,565  Motorola, Inc.                                               277,561
                                                        8,304  QUALCOMM, Inc.                                               371,604
                                                          856  Scientific-Atlanta, Inc.                                      32,108
                                                        1,758  Tellabs, Inc. (a)                                             18,494
                                                                                                                       ------------
                                                                                                                          1,596,734
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 2.9%                          4,196  Apple Computer, Inc. (a)                                     224,948
                                                       12,249  Dell, Inc. (a)                                               418,916
                                                       11,974  EMC Corp. (a)                                                154,944
                                                       14,725  Hewlett-Packard Co.                                          429,970
                                                        8,241  International Business Machines Corp.                        661,093
                                                          565  Lexmark International, Inc. Class A (a)                       34,493
                                                        1,140  NCR Corp. (a)                                                 36,377
                                                        1,691  Network Appliance, Inc. (a)                                   40,144
                                                          310  QLogic Corp. (a)                                              10,602
                                                       16,284  Sun Microsystems, Inc. (a)                                    63,833
                                                                                                                       ------------
                                                                                                                          2,075,320
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.0%                         345  Fluor Corp.                                                   22,211
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                             603  Vulcan Materials Co.                                          44,749
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.1%                                 6,322  American Express Co.                                         363,136
                                                        1,387  Capital One Financial Corp.                                  110,294
                                                        6,622  MBNA Corp.                                                   163,166
                                                        1,728  Providian Financial Corp. (a)                                 30,551
                                                        2,275  SLM Corp.                                                    122,031
                                                                                                                       ------------
                                                                                                                            789,178
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%                             700  Ball Corp.                                                    25,718
                                                          808  Bemis Co.                                                     19,958
                                                          491  Pactiv Corp. (a)                                               8,602
                                                          525  Sealed Air Corp. (a)                                          24,916
                                                          674  Temple-Inland, Inc.                                           27,533
                                                                                                                       ------------
                                                                                                                            106,727
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                                     1,107  Genuine Parts Co.                                             47,490
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.1%                      700  Apollo Group, Inc. Class A (a)                                46,473
                                                        1,392  H&R Block, Inc.                                               33,380
                                                                                                                       ------------
                                                                                                                             79,853
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 2.8%                   1,000  CIT Group, Inc.                                               45,180
                                                       26,481  Citigroup, Inc.                                            1,205,415
                                                       17,917  JPMorgan Chase & Co.                                         607,924
                                                        1,434  Moody's Corp.                                                 73,249
                                                        1,600  Principal Financial Group, Inc.                               75,792
                                                                                                                       ------------
                                                                                                                          2,007,560
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                           4,388  AT&T Corp.                                              $     86,882
 Services - 1.8%                                        9,051  BellSouth Corp.                                              238,041
                                                          511  CenturyTel, Inc.                                              17,875
                                                        1,880  Citizens Communications Co.                                   25,474
                                                        8,693  Qwest Communications International Inc. (a)                   35,641
                                                       17,131  SBC Communications, Inc.                                     410,630
                                                       14,131  Verizon Communications, Inc.                                 461,942
                                                                                                                       ------------
                                                                                                                          1,276,485
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.3%                                 930  Allegheny Energy, Inc. (a)                                    28,570
                                                        1,788  American Electric Power Co., Inc.                             70,984
                                                        1,157  Cinergy Corp.                                                 51,382
                                                        1,575  Edison International                                          74,466
                                                          958  Entergy Corp.                                                 71,199
                                                        3,572  Exelon Corp.                                                 190,888
                                                        1,816  FPL Group, Inc.                                               86,442
                                                        1,554  FirstEnergy Corp.                                             80,994
                                                        2,202  PPL Corp.                                                     71,191
                                                          651  Pinnacle West Capital Corp.                                   28,696
                                                        1,422  Progress Energy, Inc.                                         63,635
                                                        3,578  The Southern Co.                                             127,949
                                                                                                                       ------------
                                                                                                                            946,396
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.4%                             1,000  American Power Conversion Corp.                               25,900
                                                          475  Cooper Industries Ltd. Class A                                32,842
                                                        2,038  Emerson Electric Co.                                         146,328
                                                        1,033  Rockwell Automation, Inc.                                     54,646
                                                                                                                       ------------
                                                                                                                            259,716
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                                  2,410  Agilent Technologies, Inc. (a)                                78,928
Instruments - 0.3%                                      1,060  Jabil Circuit, Inc. (a)                                       32,775
                                                        1,001  Molex, Inc.                                                   26,707
                                                        2,037  Sanmina-SCI Corp. (a)                                          8,739
                                                        5,878  Solectron Corp. (a)                                           22,983
                                                          687  Symbol Technologies, Inc.                                      6,650
                                                          658  Tektronix, Inc.                                               16,601
                                                                                                                       ------------
                                                                                                                            193,383
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.3%                      1,400  BJ Services Co.                                               50,386
                                                        1,569  Baker Hughes, Inc.                                            93,638
                                                        2,644  Halliburton Co.                                              181,167
                                                          730  Nabors Industries Ltd. (a)                                    52,436
                                                          980  National Oilwell Varco, Inc. (a)                              64,484
                                                          600  Noble Corp.                                                   41,076
                                                          415  Rowan Cos., Inc. (a)                                          14,728
                                                        3,116  Schlumberger Ltd.                                            262,928
                                                        1,601  Transocean, Inc. (a)                                          98,157
                                                          800  Weatherford International Ltd. (a)                            54,928
                                                                                                                       ------------
                                                                                                                            913,928
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 1.8%                         1,614  Albertson's, Inc.                                             41,399
                                                        4,306  CVS Corp.                                                    124,917
                                                        2,264  Costco Wholesale Corp.                                        97,556
                                                        3,445  The Kroger Co. (a)                                            70,933
                                                        2,124  Safeway, Inc.                                                 54,374
                                                          901  SUPERVALU, Inc.                                               28,039
                                                        3,003  SYSCO Corp.                                                   94,204
                                                       12,908  Wal-Mart Stores, Inc.                                        565,628
                                                        5,204  Walgreen Co.                                                 226,114
                                                                                                                       ------------
                                                                                                                          1,303,164
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.8%                                    3,107  Archer-Daniels-Midland Co.                              $     76,619
                                                          687  Campbell Soup Co.                                             20,438
                                                        2,285  ConAgra Foods, Inc.                                           56,554
                                                        1,674  General Mills, Inc.                                           80,687
                                                        1,958  HJ Heinz Co.                                                  71,545
                                                        1,016  The Hershey Co.                                               57,211
                                                        1,163  Kellogg Co.                                                   53,649
                                                          500  McCormick & Co., Inc.                                         16,315
                                                        3,574  Sara Lee Corp.                                                67,727
                                                        1,600  Tyson Foods, Inc. Class A                                     28,880
                                                          976  Wm. Wrigley Jr. Co.                                           70,155
                                                                                                                       ------------
                                                                                                                            599,780
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.0%                                       86  Nicor, Inc.                                                    3,614
                                                           17  Peoples Energy Corp.                                             669
                                                                                                                       ------------
                                                                                                                              4,283
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 1.7%                   217  Bausch & Lomb, Inc.                                           17,508
                                                        3,384  Baxter International, Inc.                                   134,920
                                                        1,361  Becton Dickinson & Co.                                        71,357
                                                        1,131  Biomet, Inc.                                                  39,257
                                                        2,772  Boston Scientific Corp. (a)                                   64,782
                                                          458  CR Bard, Inc.                                                 30,242
                                                          700  Fisher Scientific International (a)                           43,435
                                                        1,757  Guidant Corp.                                                121,040
                                                          969  Hospira, Inc. (a)                                             39,700
                                                        6,148  Medtronic, Inc.                                              329,656
                                                          336  Millipore Corp. (a)                                           21,131
                                                          922  PerkinElmer, Inc.                                             18,781
                                                        1,696  St. Jude Medical, Inc. (a)                                    79,373
                                                        1,380  Stryker Corp.                                                 68,213
                                                          977  Thermo Electron Corp. (a)                                     30,189
                                                          700  Waters Corp. (a)                                              29,120
                                                        1,177  Zimmer Holdings, Inc. (a)                                     81,084
                                                                                                                       ------------
                                                                                                                          1,219,788
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 2.3%                 1,440  Aetna, Inc. New Shares                                       124,042
                                                          440  AmerisourceBergen Corp.                                       34,012
                                                        2,113  Cardinal Health, Inc.                                        134,049
                                                        2,396  Caremark Rx, Inc. (a)                                        119,632
                                                          596  Cigna Corp.                                                   70,245
                                                          500  Coventry Health Care, Inc. (a)                                43,010
                                                          700  Express Scripts, Inc. (a)                                     43,540
                                                        2,201  HCA, Inc.                                                    105,472
                                                        1,500  Health Management Associates, Inc. Class A                    35,205
                                                          758  Humana, Inc. (a)                                              36,293
                                                        1,419  IMS Health, Inc.                                              35,716
                                                          800  Laboratory Corp. of America Holdings (a)                      38,968
                                                          267  Manor Care, Inc.                                              10,255
                                                        1,474  McKesson Corp.                                                69,941
                                                        1,686  Medco Health Solutions, Inc. (a)                              92,443
                                                        1,000  Quest Diagnostics                                             50,540
                                                        2,805  Tenet Healthcare Corp. (a)                                    31,500
                                                        6,580  UnitedHealth Group, Inc.                                     369,796
                                                        3,204  WellPoint, Inc. (a)                                          242,927
                                                                                                                       ------------
                                                                                                                          1,687,586
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.1%                    2,014  Carnival Corp.                                          $    100,660
                                                          640  Darden Restaurants, Inc.                                      19,437
                                                          805  Harrah's Entertainment, Inc.                                  52,478
                                                        1,929  Hilton Hotels Corp.                                           43,055
                                                        1,900  International Game Technology                                 51,300
                                                          799  Marriott International, Inc. Class A                          50,337
                                                        6,166  McDonald's Corp.                                             206,499
                                                        1,854  Starbucks Corp. (a)                                           92,885
                                                        1,015  Starwood Hotels & Resorts Worldwide, Inc.                     58,028
                                                          434  Wendy's International, Inc.                                   19,595
                                                        1,636  Yum! Brands, Inc.                                             79,199
                                                                                                                       ------------
                                                                                                                            773,473
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.5%                                 360  Black & Decker Corp.                                          29,552
                                                          544  Centex Corp.                                                  35,132
                                                        1,500  DR Horton, Inc.                                               54,330
                                                          817  Fortune Brands, Inc.                                          66,447
                                                          294  KB HOME                                                       21,521
                                                        1,028  Leggett & Platt, Inc.                                         20,766
                                                          590  Maytag Corp.                                                  10,773
                                                        1,690  Newell Rubbermaid, Inc.                                       38,278
                                                        1,136  Pulte Homes, Inc.                                             48,757
                                                          472  Snap-On, Inc.                                                 17,049
                                                          496  The Stanley Works                                             23,153
                                                          370  Whirlpool Corp.                                               28,035
                                                                                                                       ------------
                                                                                                                            393,793
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.5%                                 606  Clorox Co.                                                    33,657
                                                        2,549  Colgate-Palmolive Co.                                        134,562
                                                        2,314  Kimberly-Clark Corp.                                         137,752
                                                       12,714  Procter & Gamble Co.                                         755,974
                                                                                                                       ------------
                                                                                                                          1,061,945
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.8%                                        700  Affiliated Computer Services, Inc. Class A (a)                38,220
                                                        2,740  Automatic Data Processing, Inc.                              117,930
                                                        1,034  Computer Sciences Corp. (a)                                   48,919
                                                        1,085  Convergys Corp. (a)                                           15,591
                                                        2,833  Electronic Data Systems Corp.                                 63,573
                                                        3,807  First Data Corp.                                             152,280
                                                          832  Fiserv, Inc. (a)                                              38,164
                                                        1,525  Paychex, Inc.                                                 56,547
                                                          467  Sabre Holdings Corp. Class A                                   9,471
                                                        2,215  Unisys Corp. (a)                                              14,708
                                                                                                                       ------------
                                                                                                                            555,403
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                           3,538  The AES Corp. (a)                                             58,129
Energy Traders - 0.6%                                   1,223  Calpine Corp. (a)(e)                                           3,168
                                                        1,007  Constellation Energy Group, Inc.                              62,031
                                                        4,938  Duke Energy Corp.                                            144,041
                                                        2,241  Dynegy, Inc. Class A (a)                                      10,555
                                                        1,204  TXU Corp.                                                    135,907
                                                                                                                       ------------
                                                                                                                            413,831
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.4%                         3,930  3M Co.                                                       288,305
                                                       54,232  General Electric Co.                                       1,825,991
                                                          543  Textron, Inc.                                                 38,944
                                                       10,326  Tyco International Ltd.                                      287,579
                                                                                                                       ------------
                                                                                                                          2,440,819
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.6%                                        1,600  ACE Ltd.                                                $     75,312
                                                          440  AMBAC Financial Group, Inc.                                   31,706
                                                        1,794  AON Corp.                                                     57,552
                                                        2,773  Aflac, Inc.                                                  125,617
                                                        3,245  The Allstate Corp.                                           179,416
                                                       13,367  American International Group, Inc.                           828,219
                                                          956  Chubb Corp.                                                   85,610
                                                        1,098  Cincinnati Financial Corp.                                    45,995
                                                        1,422  Hartford Financial Services Group, Inc.                      109,736
                                                          848  Jefferson-Pilot Corp.                                         43,392
                                                        1,034  Lincoln National Corp.                                        53,789
                                                          798  Loews Corp.                                                   73,743
                                                          591  MBIA, Inc.                                                    35,826
                                                        2,552  Marsh & McLennan Cos., Inc.                                   77,555
                                                        3,702  Metlife, Inc.                                                184,471
                                                        1,100  The Progressive Corp.                                        115,247
                                                        2,500  Prudential Financial, Inc.                                   168,900
                                                          765  Safeco Corp.                                                  40,836
                                                        3,325  The St. Paul Travelers Cos., Inc.                            149,193
                                                          477  Torchmark Corp.                                               25,200
                                                        1,796  UnumProvident Corp.                                           36,818
                                                          605  XL Capital Ltd. Class A                                       41,158
                                                                                                                       ------------
                                                                                                                          2,585,291
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.3%                        5,800  eBay, Inc. (a)                                               238,960
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 0.3%                     6,256  Yahoo!, Inc. (a)                                             211,703
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.1%                       323  Brunswick Corp.                                               12,187
                                                        1,284  Eastman Kodak Co.                                             31,240
                                                        1,173  Hasbro, Inc.                                                  23,049
                                                        2,429  Mattel, Inc.                                                  40,516
                                                                                                                       ------------
                                                                                                                            106,992
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.1%                                        3,390  Caterpillar, Inc.                                            199,163
                                                          164  Cummins, Inc.                                                 14,430
                                                        1,246  Danaher Corp.                                                 67,072
                                                        1,179  Deere & Co.                                                   72,155
                                                        1,177  Dover Corp.                                                   48,010
                                                          894  Eaton Corp.                                                   56,814
                                                          424  ITT Industries, Inc.                                          48,166
                                                          976  Illinois Tool Works, Inc.                                     80,354
                                                        1,508  Ingersoll-Rand Co. Class A                                    57,651
                                                            1  Kadant, Inc. (a)                                                  20
                                                          422  Navistar International Corp. (a)                              13,685
                                                          931  PACCAR, Inc.                                                  63,206
                                                          855  Pall Corp.                                                    23,512
                                                          768  Parker Hannifin Corp.                                         49,390
                                                                                                                       ------------
                                                                                                                            793,628
-----------------------------------------------------------------------------------------------------------------------------------
Media - 2.7%                                            3,021  Clear Channel Communications, Inc.                            99,361
                                                       11,227  Comcast Corp. Class A (a)                                    329,849
                                                          151  Dow Jones & Co., Inc.                                          5,767
                                                        1,087  Gannett Co., Inc.                                             74,818
                                                        1,758  Interpublic Group of Cos., Inc. (a)                           20,463
                                                          221  Knight-Ridder, Inc.                                           12,968
                                                        2,060  The McGraw-Hill Cos., Inc.                                    98,962
                                                          394  Meredith Corp.                                                19,657
                                                          505  New York Times Co. Class A                                    15,024

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       12,600  News Corp. Class A                                      $    196,434
                                                          877  Omnicom Group                                                 73,343
                                                       23,920  Time Warner, Inc.                                            433,191
                                                        1,569  Tribune Co.                                                   53,173
                                                        1,405  Univision Communications, Inc. Class A (a)                    37,275
                                                        8,083  Viacom, Inc. Class B                                         266,820
                                                        9,961  Walt Disney Co.                                              240,359
                                                                                                                       ------------
                                                                                                                          1,977,464
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.5%                                  4,699  Alcoa, Inc.                                                  114,750
                                                          316  Allegheny Technologies, Inc.                                   9,790
                                                          768  Freeport-McMoRan Copper & Gold, Inc. Class B                  37,317
                                                        2,096  Newmont Mining Corp.                                          98,868
                                                          724  Nucor Corp.                                                   42,709
                                                          499  Phelps Dodge Corp.                                            64,835
                                                          535  United States Steel Corp.                                     22,657
                                                                                                                       ------------
                                                                                                                            390,926
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.0%                                    958  Ameren Corp.                                                  51,243
                                                        1,372  CMS Energy Corp. (a)                                          22,569
                                                        1,964  Centerpoint Energy, Inc.                                      29,205
                                                        1,065  Consolidated Edison, Inc.                                     51,706
                                                        1,028  DTE Energy Co.                                                47,144
                                                        1,654  Dominion Resources, Inc.                                     142,476
                                                        1,100  KeySpan Corp.                                                 40,458
                                                        1,688  NiSource, Inc.                                                40,934
                                                        1,737  PG&E Corp.                                                    68,177
                                                        1,378  Public Service Enterprise Group, Inc.                         88,688
                                                        1,481  Sempra Energy                                                 69,696
                                                        1,345  TECO Energy, Inc.                                             24,237
                                                        2,461  Xcel Energy, Inc.                                             48,260
                                                                                                                       ------------
                                                                                                                            724,793
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.9%                                   835  Big Lots, Inc. (a)                                             9,177
                                                          171  Dillard's, Inc. Class A                                        3,570
                                                        1,338  Dollar General Corp.                                          24,539
                                                          685  Family Dollar Stores, Inc.                                    13,611
                                                        1,300  Federated Department Stores                                   86,931
                                                        1,366  JC Penney Co., Inc.                                           64,776
                                                        1,694  Kohl's Corp. (a)                                              85,005
                                                        1,022  Nordstrom, Inc.                                               35,075
                                                          526  Sears Holdings Corp. (a)                                      65,445
                                                        4,591  Target Corp.                                                 238,411
                                                                                                                       ------------
                                                                                                                            626,540
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                               5,181  Xerox Corp. (a)                                               70,721
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 6.7%                        357  Amerada Hess Corp.                                            49,088
                                                        1,170  Anadarko Petroleum Corp.                                     112,028
                                                        1,586  Apache Corp.                                                 119,299
                                                        2,010  Burlington Resources, Inc.                                   163,453
                                                       11,626  Chevron Corp.                                                752,551
                                                        7,176  ConocoPhillips                                               501,674
                                                        2,370  Devon Energy Corp.                                           162,677
                                                        1,100  EOG Resources, Inc.                                           82,390
                                                        3,007  El Paso Corp.                                                 41,797
                                                       32,268  Exxon Mobil Corp.                                          2,050,309
                                                          471  Kerr-McGee Corp.                                              45,739
                                                          428  Kinder Morgan, Inc.                                           41,156

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1,729  Marathon Oil Corp.                                      $    119,180
                                                          700  Murphy Oil Corp.                                              34,909
                                                        1,921  Occidental Petroleum Corp.                                   164,111
                                                          590  Sunoco, Inc.                                                  46,138
                                                        1,600  Valero Energy Corp.                                          180,896
                                                        3,122  Williams Cos., Inc.                                           78,206
                                                        1,866  XTO Energy, Inc.                                              84,567
                                                                                                                       ------------
                                                                                                                          4,830,168
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.3%                          1,165  Georgia-Pacific Corp.                                         39,680
                                                        2,536  International Paper Co.                                       75,573
                                                          414  Louisiana-Pacific Corp.                                       11,464
                                                        1,162  MeadWestvaco Corp.                                            32,094
                                                        1,136  Weyerhaeuser Co.                                              78,100
                                                                                                                       ------------
                                                                                                                            236,911
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.5%                                  527  Alberto-Culver Co. Class B                                    23,583
                                                        2,178  Avon Products, Inc.                                           58,806
                                                        4,673  The Gillette Co.                                             271,969
                                                                                                                       ------------
                                                                                                                            354,358
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.2%                                  7,891  Abbott Laboratories                                          334,578
                                                          587  Allergan, Inc.                                                53,781
                                                        9,677  Bristol-Myers Squibb Co.                                     232,829
                                                        5,737  Eli Lilly & Co.                                              307,044
                                                        1,740  Forest Laboratories, Inc. (a)                                 67,808
                                                       15,284  Johnson & Johnson                                            967,172
                                                        1,536  King Pharmaceuticals, Inc. (a)                                23,624
                                                       11,170  Merck & Co., Inc.                                            303,936
                                                        1,300  Mylan Laboratories                                            25,038
                                                       37,838  Pfizer, Inc.                                                 944,815
                                                        7,303  Schering-Plough Corp.                                        153,728
                                                          426  Watson Pharmaceuticals, Inc. (a)                              15,596
                                                        6,857  Wyeth                                                        317,273
                                                                                                                       ------------
                                                                                                                          3,747,222
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.6%                                        300  Apartment Investment & Management Co. Class A                 11,634
                                                        1,300  Archstone-Smith Trust                                         51,831
                                                        2,200  Equity Office Properties Trust                                71,962
                                                        1,300  Equity Residential                                            49,205
                                                        1,100  Plum Creek Timber Co., Inc.                                   41,701
                                                        1,400  Prologis                                                      62,034
                                                          300  Public Storage, Inc.                                          20,100
                                                          800  Simon Property Group, Inc.                                    59,296
                                                          500  Vornado Realty Trust                                          43,310
                                                                                                                       ------------
                                                                                                                            411,073
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.5%                                      1,822  Burlington Northern Santa Fe Corp.                           108,956
                                                          995  CSX Corp.                                                     46,248
                                                        2,256  Norfolk Southern Corp.                                        91,503
                                                        1,276  Union Pacific Corp.                                           91,489
                                                                                                                       ------------
                                                                                                                            338,196
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                          1,876  Advanced Micro Devices, Inc. (a)                              47,275
Equipment - 2.6%                                        1,613  Altera Corp. (a)                                              30,824
                                                        2,087  Analog Devices, Inc.                                          77,511
                                                        8,046  Applied Materials, Inc.                                      136,460
                                                           97  Applied Micro Circuits Corp. (a)                                 291
                                                        1,525  Broadcom Corp. Class A (a)                                    71,538
                                                        2,229  Freescale Semiconductor, Inc. Class B (a)                     52,560

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       31,321  Intel Corp.                                             $    772,063
                                                          906  KLA-Tencor Corp.                                              44,177
                                                        2,308  LSI Logic Corp. (a)                                           22,734
                                                        1,404  Linear Technology Corp.                                       52,776
                                                        1,504  Maxim Integrated Products, Inc.                               64,146
                                                        3,514  Micron Technology, Inc. (a)                                   46,736
                                                        1,970  National Semiconductor Corp.                                  51,811
                                                          570  Novellus Systems, Inc. (a)                                    14,296
                                                          700  Nvidia Corp. (a)                                              23,996
                                                          310  PMC - Sierra, Inc. (a)                                         2,731
                                                        1,218  Teradyne, Inc. (a)                                            20,097
                                                        8,510  Texas Instruments, Inc.                                      288,489
                                                        1,560  Xilinx, Inc.                                                  43,446
                                                                                                                       ------------
                                                                                                                          1,863,957
-----------------------------------------------------------------------------------------------------------------------------------
Software - 2.8%                                         2,622  Adobe Systems, Inc.                                           78,267
                                                        1,044  Autodesk, Inc.                                                48,483
                                                        1,285  BMC Software, Inc. (a)                                        27,114
                                                        1,029  Citrix Systems, Inc. (a)                                      25,869
                                                        2,534  Computer Associates International, Inc.                       70,471
                                                        2,318  Compuware Corp. (a)                                           22,021
                                                        1,500  Electronic Arts, Inc. (a)                                     85,335
                                                          840  Intuit, Inc. (a)                                              37,640
                                                          330  Mercury Interactive Corp. (a)                                 13,068
                                                       47,226  Microsoft Corp. (b)                                        1,215,125
                                                        1,320  Novell, Inc. (a)                                               9,834
                                                       18,858  Oracle Corp. (a)                                             233,651
                                                        1,874  Parametric Technology Corp. (a)                               13,062
                                                        2,974  Siebel Systems, Inc.                                          30,721
                                                        5,933  Symantec Corp. (a)                                           134,442
                                                                                                                       ------------
                                                                                                                          2,045,103
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.7%                                 1,200  AutoNation, Inc. (a)                                          23,964
                                                          265  AutoZone, Inc. (a)                                            22,061
                                                        1,430  Bed Bath & Beyond, Inc. (a)                                   57,457
                                                        1,979  Best Buy Co., Inc.                                            86,146
                                                          623  Circuit City Stores, Inc.                                     10,691
                                                        3,218  The Gap, Inc.                                                 56,090
                                                       11,065  Home Depot, Inc.                                             422,019
                                                        1,998  Limited Brands                                                40,819
                                                        3,920  Lowe's Cos., Inc.                                            252,448
                                                        1,783  Office Depot, Inc. (a)                                        52,955
                                                          213  OfficeMax, Inc.                                                6,746
                                                          782  RadioShack Corp.                                              19,394
                                                          748  The Sherwin-Williams Co.                                      32,964
                                                        3,551  Staples, Inc.                                                 75,707
                                                        2,130  TJX Cos., Inc.                                                43,622
                                                          664  Tiffany & Co.                                                 26,407
                                                                                                                       ------------
                                                                                                                          1,229,490
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.3%                 2,100  Coach, Inc. (a)                                               65,856
                                                          800  Jones Apparel Group, Inc.                                     22,800
                                                          686  Liz Claiborne, Inc.                                           26,974
                                                          924  Nike, Inc. Class B                                            75,472
                                                          292  Reebok International Ltd.                                     16,518
                                                          565  VF Corp.                                                      32,753
                                                                                                                       ------------
                                                                                                                            240,373
-----------------------------------------------------------------------------------------------------------------------------------

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

                                                       Shares
Industry                                                 Held  Common Stocks                                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.2%                       3,198  Countrywide Financial Corp.                             $    105,470
                                                        4,917  Fannie Mae                                                   220,380
                                                        3,344  Freddie Mac                                                  188,802
                                                        1,226  Golden West Financial Corp.                                   72,812
                                                          422  MGIC Investment Corp.                                         27,092
                                                        2,200  Sovereign Bancorp, Inc.                                       48,488
                                                        4,679  Washington Mutual, Inc.                                      183,510
                                                                                                                       ------------
                                                                                                                            846,554
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.2%                                         10,616  Altria Group, Inc.                                           782,505
                                                          300  Reynolds American, Inc.                                       24,906
                                                          705  UST, Inc.                                                     29,511
                                                                                                                       ------------
                                                                                                                            836,922
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.0%                   349  WW Grainger, Inc.                                             21,959
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                              1,808  Alltel Corp.                                                 117,719
Services - 0.7%                                        15,174  Sprint Nextel Corp.                                          360,838
                                                                                                                       ------------
                                                                                                                            478,557
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Common Stocks (Cost - $53,555,057) - 78.2%          56,493,827
-----------------------------------------------------------------------------------------------------------------------------------

                                                   Beneficial
                                                     Interest  Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                  $ 5,350,677  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                               Series I (c)                                               5,350,677
                                                       30,000  Merrill Lynch Liquidity Series, LLC Money Market              30,000
                                                               Series (c)(d)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Short-Term Securities (Cost - $5,380,677) - 7.5%     5,380,677
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Number of
                                                    Contracts  Put Options Purchased
-----------------------------------------------------------------------------------------------------------------------------------
                                                       54,651  S&P European, expiring October 2007 at US$1,639           14,759,420
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Put Options Purchased                               14,759,420
                                                               (Premiums Paid - $10,465,188) - 20.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Total Investments (Cost - $69,400,922*) - 106.1%          76,633,924

                                                               Liabilities in Excess of Other Assets - (6.1%)            (4,419,525)
                                                                                                                       ------------
                                                               Net Assets - 100.0%                                     $ 72,214,399
                                                                                                                       ============


* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                          $      70,472,023
                                                              =================
      Gross unrealized appreciation                           $      17,409,926
      Gross unrealized depreciation                                 (11,248,025)
                                                              -----------------
      Net unrealized appreciation                             $       6,161,901
                                                              =================

(a)   Non-income producing security.
(b) All or a portion of security held as collateral in connection with open financial futures contracts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------------------------------------
                                                                                Net         Interest/Dividend
      Affiliate                                                              Activity                  Income
      -------------------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                                 (14,600)      $        14,096
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I              $   (596,421)      $       173,093
      Merrill Lynch Liquidity Series, LLC Money Market Series              $ (1,584,150)      $         4,680
      -------------------------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.

The S&P 500(R) Protected Equity Fund, Inc.
Schedule of Investments as of September 30, 2005

      Financial futures contracts purchased as of September 30, 2005 were as follows:

      ----------------------------------------------------------------------------------
      Number of                              Expiration                      Unrealized
      Contracts             Issue               Date         Face Value     Appreciation
      ----------------------------------------------------------------------------------
         3              S&P 500 Index       December 2005     $ 920,639      $     5,086
      ----------------------------------------------------------------------------------

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCONTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of The S&P 500(R) Protected Equity Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board the financial statements of The S&P 500(R) Protected Equity Fund, Inc. (the "Fund") as of September 30, 2005, (United States), and for the year then ended and have issued our report thereon dated November x, 2005 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of September 30, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2005

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

      (a)(1) Messrs. Vincent J. Costa, CFA and Jonathan Clark and Ms. Debra
             L. Jelilian are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Managers").

             Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005. He is the Adviser's Head of Quantitative Investments and has over 19 years' experience in investing and in managing similar investments. He has been a portfolio manager of the Fund since 1999 and a Vice President of the Fund since 2005.

             Mr. Clark has been a Vice President of MLIM since 1999. He has been the portfolio manager and a Vice President of the Fund since 1999. Mr. Clark has 14 years' experience as a portfolio manager and trader. He has been a portfolio manager of the Fund since 1999 and a Vice President of the Fund since 2005.

             Ms. Jelilian has been a Director of MLIM since 1999. Ms. Jelilian has 13 years' experience in investing and managing index investments. She has been a portfolio manager of the Fund since 1999 and a Vice President of the Fund since 2005.

      (a)(2) As of September 30, 2005, in Thousands

                                                                             (iii) Number of Other Accounts and
                            (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                                  and Assets by Account Type                           Performance-Based

                          Other                                               Other
      (i) Name of       Registered     Other Pooled                         Registered       Other Pooled
      Portfolio         Investment      Investment          Other           Investment        Investment        Other
      Manager           Companies        Vehicles         Accounts           Companies         Vehicles       Accounts
      Vincent J.
      Costa, CFA                  22              27               23               4*                4                2
                      $   17,896,484   $  12,472,040   $   26,483,531   $     185,420    $    1,877,699    $   1,421,809
      Jonathan Clark              22              27               23               4*                4                2
                      $   17,896,484   $  12,472,040   $   26,483,531   $     185,420    $    1,877,699    $   1,421,809
      Debra L.
      Jelilian                    22              27               23               4*                4                2
                      $   17,896,484   $  12,472,040   $   26,483,531   $     185,420    $    1,877,699    $   1,421,809

      * A portion of the assets in the master fund of a master-feeder structure is subject to a performance fee.

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of September 30, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, portfolio manager incentive compensation is derived on a discretionary basis considering such factors as: products they manage, external market conditions, MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on Merrill Lynch's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives. MLIM management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of Merrill Lynch's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of September 30, 2005, Mr. Costa does not beneficially own any stock issued by the Fund; Mr. Clark does not beneficially own any stock issued by the Fund; and Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500 Protected Equity Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2005


By:  /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500 Protected Equity Fund, Inc.

Date: November 17, 2005